         AMENDMENT NO. 4 TO WARRANT AGREEMENT, effective as of July 7, 1997 (this "AMENDMENT"), among Chase Manhattan Investment Holdings, L.P. (as successor-in-interest to Chase Manhattan Investment Holdings, Inc.), Wingate Partners, L.P., a Delaware limited partnership ("WPLP"), Wingate Partners II, L.P., a Delaware limited partnership ("WPLP II"), Wingate Affiliates, L.P., a Delaware limited partnership ("WALP"), Wingate Affiliates II, L.P., a Delaware limited partnership ("WALP II"), and Daniel J. Good, an individual ("GOOD") (each of WPLP, WPLP II, WALP, WALP II and Good as successors-in-interest to Whirlpool Financial Corporation), The Long-Term Credit Bank of Japan, Ltd., Chicago Branch, and Arab Banking Corporation (B.S.C.), (collectively, the "HOLDERS"), United Stationers Inc. (as successor-in-interest to Associated Holdings, Inc.) (the "ISSUER"), and, for certain purposes, United Stationers Supply Co. (as successor-in-interest to Associated Stationers, Inc.) (the "OPERATING COMPANY").

         WHEREAS, the Issuer and the Holders desire to amend the Warrant Agreement, dated as of January 31, 1992, among the Issuer, the Holders, and the Operating Company (as heretofore amended, the "WARRANT AGREEMENT"); and

         WHEREAS, in connection with such amendment, the Issuer desires to issue Additional Warrants (as hereinafter defined) to the Holders as satisfaction in full of any and all obligations through the date hereof under
Section 11 of the Warrant Agreement and Section 4 of the Warrants;

         NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. Terms used but not defined herein shall have the respective meanings assigned to such terms in the Warrant Agreement as amended hereby.

         SECTION 2. AMENDMENTS. The Warrant Agreement shall be amended as follows:

              2.1 The definition of "Participating Securities" in Section 1 of the Warrant Agreement shall be amended by inserting "other than Common Stock" after the word "security" in first line thereof.

              2.2 Section 11 of the Warrant Agreement shall be deleted in its entirety and replaced with the words "Intentionally Omitted."

              2.3 Section 13.14 of the Warrant Agreement shall be amended and restated in its entirety as follows:

              "13.14. COVENANT OF WINGATE AND CUMBERLAND. None of Wingate, Cumberland or any transferee of the Employee Shares shall transfer or sell the Employee Shares to any Person other than a management employee of the Operating Company or any individual retirement account of any such management employee."

         SECTION 3.  ISSUANCE OF ADDITIONAL WARRANTS.

              3.1 The Issuer hereby agrees to issue to the Holders additional Warrants (collectively, the "ADDITIONAL WARRANTS") exercisable for the number of shares of Common Stock set forth on EXHIBIT A hereto.

              3.2 Each of the Holders hereby acknowledges and agrees that the delivery of the Additional Warrants by the Issuer pursuant to this Amendment constitutes satisfaction in full through the date hereof of any and all obligations under Section 11 of the Warrant Agreement and under
    Section 4 of such Holder's Warrant.

              3.3 Each of the Holders hereby further acknowledges and agrees that the issuance of the Additional Warrants does not give rise to any adjustment of such Holder's Warrants under Section 4 thereof.

         SECTION 4. REPRESENTATION AND WARRANTIES OF THE ISSUER. The Issuer represents and warrants to the Holders as follows:

              4.1 NO BREACH. The execution, delivery and performance of this Amendment by the Issuer and the Operating Company, including the issuance of the Additional Warrants, and the consummation by the Issuer and the Operating Company of the transactions contemplated hereby and thereby will not (a) violate the certificate of incorporation or by-laws of the Issuer or the Operating Company, (b) violate any loan or credit agreement to which the Issuer or the Operating Company is a party or is bound, or result in a breach of or default under any other instrument or agreement to which the Issuer or the Operating Company is a party or is bound in a way that could reasonably be expected to have a material adverse effect on (i) the property, business, operations, financial condition, prospects, liabilities, or capitalization of the Issuer and the Subsidiaries taken as a whole, (ii) the ability of either the Issuer or the Operating Company to perform its obligations under this Amendment, the Warrant Agreement, as amended hereby, the Warrants, or the Registration Rights Agreement, or
    (iii) the validity or enforceability of this Amendment, the Warrant Agreement, as amended hereby, the Warrants, or the Registration Rights Agreement, or (iv) the rights and remedies of the Holders under the Warrant Agreement, as amended hereby, the Warrants, or the Registration Rights Agreement, (c) violate any judgment, order, injunction, decree, or award against or binding upon the Issuer or the Operating Company, (d) result in the creation of any material lien upon any of the properties or assets of the Issuer or the Operating Company, or (e) violate any law, rule or regulation relating to the Issuer or the Operating Company; PROVIDED, that as used in this Section 4.1, references to the Warrants and the Warrant Agreement shall be deemed to include all amendments to the date hereof.

              4.2 CORPORATE ACTION. Each of the Issuer and the Operating Company has all necessary corporate power and authority to execute, deliver, and perform its respective obligations under this Amendment and the Additional Warrants; the execution, delivery and performance by the Issuer and the Operating Company of this Amendment and the Additional Warrants have been duly authorized by all necessary corporate action (including all stockholder action to the extent necessary) on the part of the Issuer and the Operating Company, respectively; and this Amendment and the Additional Warrants have been duly executed and delivered by the Issuer and the Operating Company and constitute the legal, valid, and binding obligations of the Issuer and the Operating Company, enforceable against the Issuer and the Operating Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting the rights of creditors generally as applicable to the Issuer, or in the case of the Operating Company, as applicable to it, and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

              4.3 PRIOR REPRESENTATIONS AND WARRANTIES. After giving effect to this Amendment, (i) each of the Issuer and the Operating Company is in compliance with its respective obligations under the Warrant Agreement and the Registration Rights Agreement and (ii) except for the representations made by the Issuer in Section 3.07 of the Warrant Agreement, all representations and warranties made by the Issuer in Section 3 of the Warrant Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

         SECTION 5. REPRESENTATION AND WARRANTIES OF HOLDERS. Each Holder severally represents and warrants that the aggregate number of shares of Common Stock into which the Warrants (including, without limitation, Additional Warrants as set forth on EXHIBIT A hereto) held by such Holder are exercisable set forth next to such Holder's signature hereto is correct as of 12:01 A.M. New York City time on July 7, 1997, and such Holder had not sold or otherwise transferred any Warrants representing the right to purchase such number of shares as of such date and time.

         SECTION 6. AGREEMENT OF OPERATING COMPANY. The Operating Company hereby ratifies and confirms all of its obligations under, and remakes as of the date hereof all guaranties and waivers contained in, Section 7.03 of the Warrant Agreement.

         SECTION 7. DOCUMENTS OTHERWISE UNCHANGED. Except as herein provided, the Warrant Agreement shall remain unchanged and in full force and effect, and each reference to the "Warrant Agreement" and words of similar import in the Warrant Agreement, as amended hereby, and in the Registration Rights Agreement shall be a reference to the Warrant Agreement, as heretofore amended and as amended hereby, and as the same may be further amended, supplemented, and otherwise modified and in effect from time to time. Each reference to "Warrant" or "Warrants" in the Warrant Agreement, as amended hereby, this Amendment or the Registration Rights Agreement shall be deemed to include the Additional Warrants.

         SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         SECTION 9.  EXPENSES.  Without limiting its obligations under Section
13.04 of the Warrant Agreement, the Issuer agrees to pay, on demand, all reasonable out-of-pocket costs and expenses of the Holders (including the reasonable fees and disbursements of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase Manhattan Investment Holdings, L.P., as agent for certain Holders) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

         SECTION 10. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 11. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.



UNITED STATIONERS INC.

By     /s/ James A. Pribel
    ------------------------------
    Name:  James A. Pribel
    Title: Treasurer

UNITED STATIONERS SUPPLY CO.

By     /s/ James A. Pribel
    ------------------------------
    Name:  James A. Pribel
    Title: Treasurer

CHASE MANHATTAN INVESTMENT HOLDINGS, L.P.        NUMBER OF SHARES OF COMMON
                                                 STOCK FOR WHICH WARRANTS
By: CHASE CAPITAL PARTNERS,                      ARE EXERCISABLE INCLUSIVE
    General Partner                              OF ADDITIONAL WARRANTS:
                                                 476,067.28
By     /s/ George E. Kelts
    ------------------------------
    Name:  George E. Kelts
    Title: Managing Director
      and Chief Administrative
      Officer

THE LONG-TERM CREDIT BANK OF                     NUMBER OF SHARES OF COMMON
JAPAN, LTD., CHICAGO BRANCH                      STOCK FOR WHICH WARRANTS
                                                 ARE EXERCISABLE INCLUSIVE
By     /s/ Brady S. Sadek                        OF ADDITIONAL WARRANTS:
    ------------------------------               173,449.91
    Name:  Brady S. Sadek
    Title: Vice President and
        Deputy General Manager

ARAB BANKING CORPORATION (B.S.C.)                NUMBER OF SHARES OF COMMON
                                                 STOCK FOR WHICH WARRANTS
                                                 ARE EXERCISABLE INCLUSIVE
By     /s/ Sheldon Tilney                        OF ADDITIONAL WARRANTS:
    ------------------------------               115,633.27
    Name:  Sheldon Tilney
    Title: Deputy General
            Manager

                                                 NUMBER OF SHARES OF COMMON
                                                 STOCK FOR WHICH WARRANTS
  /s/ Daniel J. Good                             ARE EXERCISABLE INCLUSIVE
------------------------------                   OF ADDITIONAL WARRANTS:
Daniel J. Good                                   42,804.38


WINGATE PARTNERS, L.P.                           NUMBER OF SHARES OF COMMON
                                                 STOCK FOR WHICH WARRANTS
By: WINGATE MANAGEMENT                           ARE EXERCISABLE INCLUSIVE
    COMPANY, L.P., its                           OF ADDITIONAL WARRANTS:
    general partner                              171,802.67


By /s/ Frederick B. Hegi, Jr.
   --------------------------------
Name:  Frederick B. Hegi, Jr.
Title: General Partner


WINGATE AFFILIATES, L.P.                         NUMBER OF SHARES OF COMMON
                                                 STOCK FOR WHICH WARRANTS
                                                 ARE EXERCISABLE INCLUSIVE
By /s/ Frederick B. Hegi, Jr.                    OF ADDITIONAL WARRANTS:
   --------------------------------              2,981.85
Name:  Frederick B. Hegi, Jr.
Title: General Partner


WINGATE PARTNERS II, L.P.                        NUMBER OF SHARES OF COMMON
                                                 STOCK FOR WHICH WARRANTS
By: WINGATE MANAGEMENT                           ARE EXERCISABLE INCLUSIVE
    COMPANY II, L.P., its                        OF ADDITIONAL WARRANTS:
    general partner                              240,539.59

By: WINGATE MANAGEMENT
    LIMITED, L.L.C., its
    general partner

By: /s/ Frederick B. Hegi, Jr.
   --------------------------------
Name:   Frederick B. Hegi, Jr.
Title:  Principal


WINGATE AFFILIATES II, L.P.                      NUMBER OF SHARES OF COMMON
                                                 STOCK FOR WHICH WARRANTS
                                                 ARE EXERCISABLE INCLUSIVE
By /s/ Frederick B. Hegi, Jr.                    OF ADDITIONAL WARRANTS:
   --------------------------------              4,157.68
Name:  Frederick B. Hegi, Jr.
Title: General Partner

                                                                       EXHIBIT A

                                 ADDITIONAL WARRANTS


                                                      SHARES OF COMMON
                                                      STOCK INTO WHICH
                                                      ADDITIONAL WARRANTS
HOLDER:                                               ARE EXERCISABLE:
------                                                ---------------
Chase Manhattan
Investment Holdings, L.P.. . . . . . . . . . . .          570.60

The Long-Term Credit Bank
of Japan, Ltd., Chicago Branch . . . . . . . . .          207.89

Arab Banking Corporation (B.S.C.). . . . . . . .          138.59

Good, Daniel J.. . . . . . . . . . . . . . . . .           51.30

Wingate Partners, L.P. . . . . . . . . . . . . .          205.91

Wingate Affiliates, L.P. . . . . . . . . . . . .            3.57

Wingate Partners II, L.P.. . . . . . . . . . . .          288.31

Wingate Affiliates II, L.P.. . . . . . . . . . .            4.98